UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 10, 2025

Date of Report (Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

9200 W. 108th Circle, P.O. Box 5000, Westminster, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BALL	NYSE

Ball Corporation

Current Report on Form 8-K

Dated December 10, 2025

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2025, the board of directors of the Ball Corporation (the “Company” or “Ball”) approved the appointment of Scott Vail as Chief Supply Chain and Operations Officer of the Company.

Vail most recently served as Chief Operating Officer of Reynolds Consumer Products (Nasdaq: REYN). Prior to Reynolds Consumer Products, Vail was a member of the leadership team at Ball. He began his service at Ball in 2021 as the Vice President of Operations for Beverage Packaging North and Central America. Then in 2024 he was appointed Vice President, Global Head of Operational Excellence. Prior to Ball, Vail served as President of Metal Container Corporation from 2019 to 2021. From 2001 to 2019 Vail held various leadership positions at Anheuser-Busch InBev (NYSE: ABI). Vail’s compensation in summary will consist of a base salary of $600,000 per year, a one-time lump sum bonus of $345,000, a one-time restricted stock unit award valued at $1,000,000 vesting pro rata over three years, and customary relocation allowances and company benefits. Commencing in 2026, Vail will be eligible to participate in the Company’s incentive programs pursuant to which he will receive an annual cash incentive opportunity at a target of 80% of base salary and long-term equity incentive awards with a target value of 180% of base salary, pursuant to the terms of the Company’s shareholder approved equity plans.

There is no arrangement or understanding between Vail and any other person pursuant to which Vail was appointed as Chief Supply Chain and Operations Officer of the Company. There is no family relationship between Vail and any member of the Board of Directors or any executive officer of the Company, and there are no transactions between the Company and Vail that require disclosure under Item 404(a) of Regulation S-K.

Item 9.01Financial Statements and Exhibits

Exhibits.

The following are furnished as exhibits to this report:

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Hannah Lim-Johnson
Hannah Lim-Johnson
Title: Senior Vice President and Chief Legal Officer

Date: December 10, 2025